EXHIBIT 99.1
                                                                CONFORMED COPY



                                    STOCKHOLDERS AGREEMENT dated as of
                           July 20, 1999 (this "Agreement"), among
                           CINCINNATI BELL INC., an Ohio corporation
                           ("CBI"), and the individuals and other
                           parties listed on Schedule A attached hereto
                           (each, a "Stockholder" and, collectively, the "Stockholders").



          WHEREAS CBI, Ivory Merger Inc., a Delaware corporation and a wholly owned subsidiary of CBI ("Sub"), and IXC Communications, Inc., a Delaware corporation ("IXC"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into IXC (the "Merger") upon the terms and subject to the conditions set forth in the Merger Agreement;

          WHEREAS each Stockholder owns the number of shares of common stock of IXC set forth opposite such Stockholder's name on Schedule A hereto (such shares of common stock of IXC, together with any other shares of common stock of IXC acquired by such Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), being collectively referred to herein as the "Subject Shares"); and

          WHEREAS as a condition to its willingness to enter into the Merger Agreement, CBI has requested that each Stockholder enter into this Agreement.


          NOW, THEREFORE, to induce CBI to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representa tions, warranties and agreements contained herein, the parties hereto agree as follows:

          SECTION 1. Representations and Warranties of Each Stockholder. Except as specifically set forth in the disclosure schedule delivered to CBI by such Stockholder on the date hereof, each Stockholder hereby, severally and not jointly, represents and warrants to CBI as follows:

          (a) Organization; Authority; Execution and Delivery;
Enforceability. Such Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. To


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the extent that such Stockholder is an entity other than an individual, such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by CBI, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms. The execution and delivery by such Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof, will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien on any properties or assets of such Stockholder under, (i) any provision of any certificate of incorporation or by-laws or partnership agreement or the comparable organizational documents applicable to such Stockholder, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license or similar authorization (a "Contract") to which such Stockholder is a party or by which any of the properties or assets of such Stockholder are bound or
(iii) subject to the filings and other matters referred to in the following sentence of this Section 1(a), any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or its properties or assets, except in the case of each of clauses (ii) and (iii), as is not materially likely to (x) impair the ability of such Stockholder to perform its obligations under this Agreement or (y) prevent or materially delay the consummation of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated hereby, except for such filings under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and except those which are not materially likely to (x) impair the ability of such Stockholder to perform its obligations under this Agreement or (y) prevent or materially delay the consummation of the transactions contemplated by this Agreement. No trust of which such Stockholder is a trustee requires the consent of any beneficiary to the execution and


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                                                                          3

delivery of this Agreement or to the consummation of the transactions contemplated hereby, except for such consents which have been obtained prior to the date hereof.

          (b) The Subject Shares. Such Stockholder is the record and beneficial owner of (or is the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of), and has good and marketable title to, the Subject Shares set forth opposite its name on Schedule A hereto, free and clear of any Liens. Such Stockholder does not own of record any shares of common stock of IXC other than the Subject Shares set forth opposite its name on Schedule A hereto, and does not beneficially own any shares of common stock of IXC other than Subject Shares. Such Stockholder has the sole right to vote and Transfer (as defined below) the Subject Shares set forth opposite its name on Schedule A hereto, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Subject Shares, except as set forth in Section 3 of this Agreement.

          SECTION 2. Representations and Warranties of CBI. CBI hereby represents and warrants to each Stockholder as follows: CBI has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by CBI and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CBI. This Agreement has been duly executed and delivered by CBI and, assuming due authorization, execution and delivery by each Stockholder, constitutes a legal, valid and binding obligation of CBI, enforceable against CBI in accordance with its terms. The execution and delivery by CBI of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof, will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien on any properties or assets of CBI under, (i) any provision of the Amended Articles of Incorporation or Amended Regulations of CBI, (ii) any Contract to which CBI is a party or by which any of its properties or assets are bound or (iii) subject to the filings and other matters referred to in the last sentence of this Section 2, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to CBI or any of its properties or assets, except in the case of each of clauses (ii) and (iii), as is not materially likely to (x) have a Material Adverse Effect on CBI, (y) impair the ability of CBI to perform its obligations under


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                                                                          4

this Agreement or (z) prevent or materially delay the consummation of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to CBI in connection with the execution and delivery of this Agreement by CBI or the consummation by CBI of the transactions contemplated hereby except for such filings under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and except those which are not materially likely to (x) have a Material Adverse Effect on CBI, (y) impair the ability of CBI to perform its obligations under this Agreement or (z) prevent or materially delay the consummation of the transactions contemplated by this Agreement.

          SECTION 3. Covenants of Each Stockholder. Each Stockholder, severally and not jointly, covenants and agrees during the term of this Agreement as follows:

          (a) At any meeting of the stockholders of IXC called to vote upon the Merger or the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger or the Merger Agreement is sought, such Stockholder shall, including by executing a written consent solicitation if requested by CBI, vote (or cause to be voted) the Subject Shares in favor of the adoption by IXC of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement. Such Stockholder hereby agrees not to take any action by written consent in any circumstance other than in accordance with this paragraph.

          (b) Other than in accordance with the terms of this Agreement, such Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to any Transfer of, any Subject Shares or any interest therein or enter into any Contract, option or other arrangement (including any profit sharing or other derivative arrangement) with respect to the Transfer of, any Subject Shares or any interest therein to any person other than pursuant to the Merger Agreement or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any IXC Takeover Proposal or otherwise with respect to the Subject Shares. Such Stockholder shall not commit or agree


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to take any action inconsistent with the foregoing. Notwithstanding any other provision of this Agreement, (i) each Stockholder may, in the aggregate, Transfer up to 200,000 of such Stockholder's Subject Shares and
(ii) each Stockholder may Transfer all or a portion of such Stockholder's Subject Shares to any other person if such person expressly agrees in writing to be bound by all of the provisions of this Agreement.

          (c) From and after the date of this Agreement, such Stockholder shall not, and shall not authorize or permit any of its Subsidiaries or affiliates (other than IXC) or any of its or their directors, officers, employees, investment bankers, financial advisors, attorneys, accountants or other representatives to, directly or indirectly, (i) solicit, initiate, encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries or the making of any proposal that constitutes, an IXC Takeover Proposal, (ii) enter into any agreement with respect to any IXC Takeover Proposal or (iii) participate in any discussions or negotiations regarding an IXC Takeover Proposal.

          (d) Such Stockholder shall not issue any press release or make any other public statement, and shall not authorize or permit any of its Subsidiaries or affiliates (other than IXC) or any of its or their directors, officers, employees, partners, investment bankers, attorneys or other advisors or representatives to issue any press release or make any other public statement, with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement without the prior written consent of CBI, except as may be required by applicable law, including any filings required under the Exchange Act.

          SECTION 4. Further Assurances. Each Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as CBI may reasonably request for the purpose of effectuating the matters covered by this Agreement.

          SECTION 5. Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of IXC affecting the IXC


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Common Stock, or the acquisition of additional shares of IXC Common Stock or other voting securities of IXC by any Stockholder, the number of Subject Shares listed on Schedule A hereto beside the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of IXC Common Stock or other voting securities of IXC issued to or acquired by such Stockholder.

          SECTION 6. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that CBI may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any direct or indirect wholly owned subsidiary of CBI, but no such assignment shall relieve CBI of its obligations under this Agreement. Any purported assignment in violation of this Section 6 shall be void. Subject to the preceding sentences of this Section 6, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

          SECTION 7. Termination. This Agreement shall terminate upon the earlier of (a) the Effective Time and (b) 10 Business Days after the termination of the Merger Agreement in accordance with its terms. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

          SECTION 8. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          (b) Notices. All notices, requests, clauses, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or sent by overnight or same-day courier (providing proof of delivery) to CBI in accordance with Section 8.02 of the Merger Agreement and to the Stockholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

          (c) Interpretation. When a reference is made in this Agreement to Sections or Schedules, such reference shall be to a Section or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this


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Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words
"without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "or" is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

          (d) Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by each of the parties thereto.

          (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS OF SUCH STATE.

          SECTION 9. Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of IXC makes any agreement or understanding herein in his or her capacity as such director or officer. Each Stockholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by a Stockholder in its capacity as an officer or director of IXC.

          SECTION 10. Enforcement. Each of the parties hereto agrees that irreparable damage would occur in the


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event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Delaware state court or any Federal court located in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Delaware state court or any Federal court located in the State of Delaware in the event any dispute arises out of or under or relates to this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action, suit or proceeding arising out of or under or relating to this Agreement or any of the transactions contemplated hereby in any court other than any Delaware state court or any Federal court located in the State of Delaware and (iv) waives any right to trial by jury with respect to any action, suit or proceeding arising out of or under or relating to this Agreement or any of the transactions contemplated hereby in any Delaware state court or any Federal court located in the State of Delaware, and hereby further and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.


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          IN WITNESS WHEREOF, CBI has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.


                                   CINCINNATI BELL INC.,

                                     by /s/ Richard G. Ellenberger
                                        -----------------------------
                                        Name:  Richard G. Ellenberger
                                        Title: President and Chief
                                                Executive Officer


                                   STOCKHOLDERS:

                                        /s/ Richard D. Irwin
                                        -------------------------
                                        RICHARD D. IRWIN


                                        /s/ Ralph J. Swett
                                        ------------------------
                                        RALPH J. SWETT


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                                                                         10

                                 Schedule A



                                                               Number of
                                                         Outstanding Shares of
                     Stockholder                           IXC Common Stock

Ralph J. Swett                                                    1,760,105
Ralph J. Swett                                                         409*
Ralph J. Swett, Trustee of the RJS 1994 Trust                       472,480
Ralph J. Swett, Trustee of the MBS 1994 Trust                       472,480
Ralph and Eileen Swett                                               35,242
                                                                  ---------

                                       Total                      2,740,716
                                                                  =========



     Mr. Swett's address is 2305 Barton Creek Boulevard, #23, The Fairways, Austin, Texas 78735.

-------------------
*     To be issued as of the date hereof.



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                                                                         11



                                                              Number of
                                                       Outstanding Shares of
                     Stockholder                           IXC Common Stock

Richard D. Irwin (individually or in the Richard                 190,905+
Irwin Revocable Living Trust)

Grumman Hill Investments, L.P., a Delaware                        636,990
limited partnership

The Irwin Family Limited Partnership, dated                     1,628,216
January 4, 1995

The Irwin Family Limited Partnership #2                           341,341

The Irwin Family Limited Partnership #3                           350,444

Grumman Hill Associates, Inc.                                     107,094
                                                                  -------

                                                Total           3,254,990
                                                                =========



     Mr. Irwin's address is 23 Wild Duck Road, Wilton, Connecticut 06897.

-------------------

+ Subject to a reduction of 35,512 shares which have not been located in Mr. Irwin's Merrill Lynch account.